UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Report to Shareholders

Emerging Europe Fund	October 31, 2013

The views and opinions in this report were current as of October 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging European stocks produced strong gains in the 12-month period ended October 31, 2013. Stocks in Russia rose more than 11% for the year—most of the advance occurred in the last six months—but the country is struggling with a decelerating economy and stubborn inflation. Turkish stocks fell moderately, as a deep decline in the last six months stemming from rising interest rates and fears of reduced global liquidity offset strength in the first half of our fiscal year. Polish stocks climbed more than 22%, whereas shares in Hungary and the Czech Republic fell for the year.

Your fund returned 3.54% in the last six months and 11.50% in the 12-month period ended October 31, 2013. As shown in the Performance Comparison table, the fund outperformed its benchmark, the MSCI Emerging Markets Europe Index, over the last year but trailed it in the second half of our fiscal year.

The fund’s full-year outperformance is attributable to strong stock selection in several countries, especially Russia and Ukraine, but low exposure to Poland and our overweight in Turkey detracted from our results. In the last six months, our Polish underweight and emphasis on Turkey versus the benchmark hurt our relative performance, but stock selection in Russia, Georgia, and Kazakhstan added value.

PORTFOLIO REVIEW

Russia
Russian stocks returned 10.92% in dollar terms in the last six months and 11.59% for the one-year period, as shown in the Market Performance table on page 5. Economic growth has been slowing over the last year, exacerbated by generally declining commodity prices, and the government approved some increased infrastructure spending over the summer to help stimulate the economy. Stubbornly high inflation, however, has discouraged the central bank—which is increasingly focusing on inflation rather than the ruble’s exchange rate when setting monetary policy—from cutting interest rates. The economy remains highly dependent on oil prices: Oil and gas account for 30% of gross domestic product, two-thirds of the country’s exports, and half of the budget revenues. To reduce the economic impact of international oil price movements, the central bank has been taking measures to increase the ruble’s exchange rate flexibility.

Corporate balance sheets in Russia are in decent shape, and various companies are rewarding their shareholders with improving dividend payouts. Stock valuations are very cheap relative to the broad emerging markets universe, though we do not see an obvious catalyst on the horizon to lift valuations. Corporate governance issues and a weak business climate are weighing on sentiment and discouraging investment. In addition, policy direction from the Kremlin, where power is centralized, is often unclear, and it is difficult to be optimistic in the near term about structural reforms and anticorruption efforts. Given the state’s significant influence on Russian businesses, we monitor political developments closely and factor them into our investment decisions.

At 65% of assets, Russia represents our largest country allocation. The energy sector remains dominant in the equity market, but we are underweighting it in favor of domestic-oriented companies in other sectors that we believe have better long-term growth prospects, such as financials and consumer staples. We also have a few investments in select health care and technology companies that are not represented in the benchmark.

Two of our Russian energy stocks—Novatek and Eurasia Drilling—were among the fund’s best performers over the last year. Novatek benefited from favorable earnings; a robust growth outlook; and, late in the period, a 15-year agreement to supply liquefied natural gas (LNG) to China National Petroleum Corporation. Eurasia Drilling advanced as the company continued to benefit from increasing capital expenditures from major Russian oil companies. We believe the company’s profit margins will expand meaningfully in the years ahead if drilling activity increases as a result of recent tax breaks granted to oil producers. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the financials sector, Sberbank of Russia—our largest single investment, as shown in the Twenty-Five Largest Holdings table on page 13—produced excellent 12-month returns but underperformed in the second half of our fiscal year. Sberbank has been hurt by the weakening economy and by slower corporate loan growth. However, we are maintaining our investment: The stock’s valuation remains attractive, the bank is committed to controlling costs and maintaining high asset quality through improved loan underwriting standards and credit risk management, and we believe the company should benefit when economic growth picks up. We have a smaller position in the common stock of Bank Saint Petersburg, the largest regional bank in the Saint Petersburg region. We added to our position in the last six months, as earnings in the first half of 2013 surpassed expectations and a successful secondary public offering in August improved the bank’s capital position, which offers further support for loan growth.

In consumer staples, food retailer Magnit was, by far, the top 12-month performer in the entire portfolio. Despite growing competition, the company continues to impress with favorable earnings quarter after quarter, helped by getting more favorable pricing terms from its suppliers. We believe Magnit will continue to produce strong earnings growth in the foreseeable future, and it remains one of the fund’s largest holdings. In health care, our investment in MD Medical Group Investments sagged over the last year, especially in the last six months, due to weak financial results and rising costs in the first half of 2013. Despite an uncertain near-term outlook stemming from the slow ramp-up of the new Lapino hospital, we are maintaining our position in this large, private provider of women’s health care. We like the company’s solid business model and active expansion strategy, and we believe the company is capable of strong earnings and revenue growth over the next five years.

In the information technology sector, we hold two Internet software companies, Yandex and Mail.Ru, both of which produced excellent returns over the last year. Yandex, which remains Russia’s leading Internet search provider, recently reported very strong earnings and revenue growth derived almost exclusively from advertising. Given continued strong execution by the company and fast growth in online advertising demand, as well as the potential for the company to initiate a dividend in 2014, we maintain a favorable outlook. Mail.Ru was one of the fund’s top contributors in the last six months, rebounding from disappointing performance in the first half of our fiscal year. This provider of e-mail services, online games, and social media sites recently reported strong online advertising growth and accelerating revenue growth. We are maintaining our position, as we expect earnings and revenue growth to remain strong and the company to start paying regular dividends next year, and possibly a special dividend in the months ahead.

Returns were mixed over the year for our three transportation infrastructure companies—Mostotrest, Globaltrans Investment, and Global Ports Investments—which we believe will benefit from significant Russian infrastructure spending over the next few years. Global Ports Investments, the largest maritime container terminal operator in Russia, performed very well, and we prudently trimmed our position on strength in recent months. The company’s earnings were lifted by continued container volume growth. In addition, the company’s announced acquisition of NCC Group, which owns the largest container terminal in Saint Petersburg, was well received. We believe the combined company, with 58% market share of container throughput in Russia, will benefit from improved pricing power as well as synergies between their operating systems.

In contrast, Mostotrest, the largest player in the Russian transport infrastructure construction market, and rail freight transportation company Globaltrans Investment fared poorly over the last year. Mostotrest struggled due to a lack of visibility on the timing of new construction projects post the election cycle and also some cash flow issues relating to subcontractors that are finishing work for the 2014 Sochi Winter Olympics. However, the company remains in a good position to benefit from further tender wins in the road construction area. Globaltrans also sagged with the economy and weaker commodity exports, but we are optimistic that emerging trends will prove favorable over the next few years. Through the extension of a temporary ban, the government is forcing thousands of older gondola cars off the rails—which should eliminate the oversupply that has weighed on rental rates—and we believe additional actions to retire older railcars are possible. Also, a recovery in commodity export demand and domestic construction activity in response to stimulus measures would be a welcome development. In addition, President Putin may be open to allowing greater private ownership and operation of locomotives on the state-owned Russian Railways network.

Russia is rich in resources beyond energy commodities, but we have limited exposure to the materials sector. Nevertheless, our investment in gold and silver mining company Polymetal International was our largest absolute detractor over the last year amid declining precious metals prices. Potash producer Uralkali fared poorly, too, and we eliminated our position in the last six months. In late July, Uralkali announced that it would no longer cooperate with its Belarussian counterpart Belaruskali and sell its volumes jointly through the Belarussian Potash Company. The company’s decision to go it alone and its new strategy of favoring “volume over price” have weighed on global potash prices. Our sell decision was also driven by some corporate governance concerns.

Other Former Soviet Republics
We continue to invest a small portion of the fund’s assets in peripheral countries such as Ukraine, Kazakhstan, and Georgia. While these countries are not represented in our MSCI benchmark, they offer some attractive long-term investment opportunities that help us diversify the portfolio.

In Ukraine, poultry and grain producer MHP remains our only investment and was a top performer for the full fiscal year, though performance in the last six months was somewhat disappointing. Shares have been hurt recently by a weak consumer environment and a significant drop in grain prices that is also driving down the cost of poultry production for MHP’s competitors. In addition, we believe there is the potential for a currency devaluation later this year or in 2014 given the central bank’s depletion of foreign reserves to stabilize the hryvnia. While we continue to like MHP’s long-term prospects, we felt it was prudent to trim our position.

In Kazakhstan, where the market rose 3.48% over the last year, our main investments are mobile network operator KCell, which we added in the first half of our fiscal year, and Halyk Savings Bank. KCell performed very well amid strong growth in mobile usage, while Halyk produced mild gains over the last year. The banking sector has experienced much restructuring since the 2008 global financial crisis, and we believe that Halyk is well positioned to increase its market share.

In Georgia, our only investment is Bank of Georgia Holdings, but the stock significantly contributed to the fund’s performance over the last year, lifted by strong earnings and revenue growth. Macroeconomic improvements in the country, led by new quasi-public investments, recovery of public spending, and monetary stimulus, are expected to continue boosting loan growth. Given its dominant market position and a strong balance sheet, we think Bank of Georgia is well positioned for this environment.

Turkey
Turkish stocks returned -18.42% in the last six months and -3.37% over the last year. The country depends greatly on foreign cash flows to finance its large current account deficit, and the sharp pullback in equities since our semiannual report stemmed from a significant drop in the lira versus the dollar in anticipation that the U.S. Federal Reserve would reduce the pace of its asset purchases, resulting in lower global liquidity. Other factors that weighed on equities included slower economic growth expectations due to the Turkish central bank’s interest rate increases to stem the currency’s slide and contain inflation, some antigovernment protests during the summer, and concerns that direct U.S.-led military intervention in neighboring Syria’s civil war—which did not materialize—would destabilize the broader region.

Turkish banks Turkiye Halk Bankasi, Turkiye Garanti Bankasi, and Yapi ve Kredi Bankasi are our core holdings in the country, and we believe they are poised to benefit from the long-term growth of a consumer economy. Unfortunately, they were among our largest absolute detractors over the last year. Shares tumbled over the last six months as lira weakness and rising interest rates raised fears of slower loan and economic growth. Despite the potential for rates to continue rising in the months ahead, especially if inflation presses higher, we believe the longer-term outlook for these banks remains favorable. We believe Turkiye Halk Bankasi has the best risk/reward trade-off: It is least affected by the upcoming new credit card regulations, is more attractively valued than other top-tier banks, has the highest net interest margin and return on equity in the sector, and is reasonably well capitalized. Turkiye Garanti Bankasi is the most highly capitalized bank in Turkey and has, in our opinion, navigated the current uncertain environment relatively well, thanks in part to its conservative risk management policies. Its valuation, however, is at a premium. Yapi ve Kredi Bankasi has improved its capitalization level over the past year, but it has the highest exposure to credit cards and will be hurt the most by the upcoming new regulations. In response, we trimmed our position in Turkey’s fourth-largest bank in the last few months.

Other Turkish holdings are also intended to benefit from the evolution of a consumer economy. In the consumer staples sector, we own shares of discount food retailer BIM Birlesik Magazalar and wholesale retailer Bizim Toptan Satis Magazalari. Despite mostly favorable financial results, both sagged over the last year, as a sharp decline in the last six months offset strong gains in the first half of our fiscal year. BIM is projecting 15% to 20% revenue growth for the full year and anticipates opening up to 400 new stores in Turkey, although its Egyptian expansion is on hold due to political uncertainty in that country. Bizim has also demonstrated solid revenue growth over the last year, but its profit margins in recent quarters have been weaker than expected. We are maintaining our positions for the time being. On the plus side, shares of bottling company Coca-Cola Icecek, which we added in the first half of our fiscal year, produced strong gains for the fund. Although its domestic business has been hurt by cautious consumers, its international business in various Central Asian and Middle East countries has been better than expected.

We own two aviation-related companies in Turkey—airport operator TAV Havalimanlari Holding and low-cost airline Pegasus Hava Tasimaciligi—because we believe that they will benefit over time from Turkish consumers’ growing interest in traveling. Both were among the largest contributors to performance during our fiscal year. TAV continues to generate strong earnings and revenue growth, but its long-term potential could be capped by losing the bid to run the third international airport that will be built in Istanbul, so we trimmed our position on strength. Phase one of the new airport was originally expected to be complete by 2017, but delays are likely, which could work in TAV’s favor if the new airport is retendered or if Ataturk Airport—which TAV operates—remains open beyond 2021. We have greater long-term conviction in Pegasus, which recently reported strong third-quarter operational results, helped by brisk passenger traffic. We believe Pegasus can produce double-digit revenue growth and modest profit margin expansion over the next few years.

Central Eastern Europe
The primary markets of central Eastern Europe—Poland, Hungary, and the Czech Republic, which are members of the European Union (EU) but are not in the eurozone—were mixed over the last year. We have maintained a significant underweight to this region because of generally poor macroeconomic conditions and high levels of debt.

We have no exposure to the Czech Republic or Hungary, but we have a few investments in Poland, where economic growth and inflation have been weakening. The central bank has responded by reducing interest rates in hopes of preventing a recession. Poland has, in our opinion, the best long-term growth potential in central Eastern Europe, and we would like to have greater exposure to the country. In fact, we added several new holdings this year. However, valuations are generally high, so we have to remain selective in finding opportunities. The benchmark is currently filled with relatively expensive banks facing earnings headwinds as well as slow-growth energy distributors and utilities; in contrast, we tend to like smaller, selective growth opportunities in overlooked parts of the Polish market. In addition, one risk we have been monitoring is the pension reform recently proposed by the government, which could force private pension funds that are major investors in the Polish equity market to sell or transfer some of their holdings to the government.

Our investment in Bank Zachodni, which we added to the portfolio in the first half of our fiscal year, produced excellent returns. The company recently reported very strong third-quarter results, including lower operating expenses, and its integration of Kredyt Bank, which it acquired at the beginning of 2013, is going well. We anticipate that the combined bank will continue to show favorable financial results, though we are cautious because the stock’s valuation is somewhat high.

Our two holdings linked to the Polish consumer staples sector—Portugal-listed food retailer Jeronimo Martins and cash-and-carry consumer goods retailer Eurocash—produced reasonable gains. The former, which has 70% exposure to the Polish market through the Biedronka chain, and the latter, which is growing through mergers and acquisitions, performed well in what remains a challenging market for Polish retailers.

During the last six months, we established a small position in LPP, the largest fashion retailer in Poland with a strong presence and rapid growth in Russia and several other central Eastern European countries. LPP enjoys a stable revenue stream from selling fashionable clothes at reasonable prices and is considering expanding into the Middle East and China. Also, late in our reporting period, we participated in the initial public offering of PKP Cargo, the second-largest rail freight carrier in the EU, which transports mainly coal, construction materials, metals, and containers. We believe the company, which has a strong balance sheet and about 60% market share in Poland, will benefit from EU financial support of the country’s rail network and an expected reduction in infrastructure access fees.

OUTLOOK

Diminishing growth expectations and weaker commodity prices and currencies have weighed on various emerging markets over the last year. While developed markets could continue to outperform developing markets for some time, we believe the longer-term case for investing in emerging markets remains intact. The repercussions of fiscal austerity in the eurozone and rising U.S. interest rates, along with continued volatility in commodity prices, remain a concern. However, our focus on companies with strong balance sheets, sustainable growth, and attractive valuations should bear fruit over the long term.

In Russia, the economy remains constrained by structural bottlenecks, low levels of investment, and poor corporate governance. We do, however, see improved trade links through World Trade Organization membership, continued privatization, and increased dividend payouts from government-controlled companies as positive developments. In Turkey, the social unrest witnessed earlier in the year appears to have receded. The impact on companies has been minimal and, in the longer term, could prove positive in providing checks and balances on the country’s leaders. The economy depends greatly on external financing, as mentioned earlier, and further currency weakness would be a headwind, particularly for the banks. The Polish economy has shown signs of improvement, particularly in real wages and pensions, which should help to drive a recovery, and we continue to monitor the market closely for investment opportunities.

In closing, we would like to remind our investors that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, the fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

S. Leigh Innes
Portfolio manager

November 21, 2013

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Effective November 1, 2013, Ulle Adamson joined Leigh Innes as co-portfolio manager of the T. Rowe Price Emerging Europe Fund. Ms. Innes is expected to be on maternity leave beginning on or about December 1, 2013. During the time that Ms. Innes is on leave, Ms. Adamson will serve as the interim portfolio manager with day-to-day responsibility for managing the fund’s portfolio. Ms. Innes is expected to return on or about July 15, 2014, at which point she will resume her role as the fund’s sole portfolio manager.

Ms. Adamson is an emerging markets analyst in T. Rowe Price’s Equity Division, and she is an Investment Advisory Committee member of the Emerging Europe Fund, the Africa & Middle East Fund, and the Media & Telecommunications Fund. She has been a member of the Emerging Europe equity research team since joining T. Rowe Price in 2002. As the most senior analyst on the team, she has worked closely with Ms. Innes and has a record of success with broad coverage across sectors and countries.

Ms. Adamson has 11 years of investment experience, all of which have been at T. Rowe Price. She earned an M.A. in digital media studies from Sussex University and a B.Sc. in economics and business administration from the Stockholm School of Economics in Riga. She also has earned her Chartered Financial Analyst designation.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

MSCI Emerging Markets Europe Index: An index that tracks the performance of stocks in several emerging European markets.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Return on equity (ROE): A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/13
Sberbank of Russia, Russia	13.6%
Magnit, Russia	8.4
Novatek, Russia	6.7
Gazprom, Russia	6.5
Turkiye Halk Bankasi, Turkey	4.7
Lukoil, Russia	4.4
Turkiye Garanti Bankasi, Turkey	4.2
Mail.Ru, Russia	3.8
Eurasia Drilling, Russia	3.4
Mobile Telesystems, Russia	2.8
BIM Birlesik Magazalar, Turkey	2.7
Yandex, Russia	2.5
Bank of Georgia Holdings, Georgia	2.3
MHP, Ukraine	2.1
Yapi ve Kredi Bankasi, Turkey	2.0
Halyk Savings Bank, Kazakhstan	1.9
Jeronimo Martins, Portugal	1.9
Globaltrans Investment, Russia	1.8
Etalon, Russia	1.7
Coca-Cola Icecek, Turkey	1.7
Bank Zachodni, Poland	1.5
MMC Norilsk Nickel, Russia	1.5
Pegasus Hava Tasimaciligi, Turkey	1.5
KCell, Kazakhstan	1.4
Mostotrest, Russia	1.4
Total	86.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
GEORGIA 2.3%		
Common Stocks 2.3%		
Bank of Georgia Holdings (GBP)	273,203	8,647
Total Georgia (Cost $4,829)		8,647
GREECE 0.5%		
Common Stocks 0.5%		
Piraeus Bank (1)	915,094	1,901
Total Greece (Cost $1,876)		1,901
KAZAKHSTAN 3.6%		
Common Stocks 3.6%		
Halyk Savings Bank, GDR (USD)	900,874	7,387
Kazakhstan Kagazy, GDR (USD) (1)(2)	3,273,950	619
KCell, GDR (USD)	314,383	5,439
Total Kazakhstan (Cost $25,484)		13,445
POLAND 3.5%		
Common Stocks 3.5%		
Bank Zachodni	47,989	5,842
Eurocash	321,451	4,941
Lpp	331	967
PKP Cargo (1)	57,329	1,511
Total Poland (Cost $10,304)		13,261
PORTUGAL 1.9%		
Common Stocks 1.9%		
Jeronimo Martins	393,305	7,268
Total Portugal (Cost $1,843)		7,268

RUSSIA 64.6%

Common Stocks 64.6%

Alrosa (USD)	2,667,300	3,000
Bank Saint Petersburg (USD)	2,458,506	3,636
Cherkizovo Group, GDR (USD) (1)	346,083	3,876
Etalon, GDR (USD) (1)	1,274,659	6,628
Eurasia Drilling, GDR (USD)	308,185	13,052
Gazprom, ADR (USD)	2,628,228	24,600
Global Ports Investments, GDR (USD)	283,439	3,968
Globaltrans Investment, GDR (USD)	444,484	6,756
Kuzbasskaya Toplivnaya Kompaniya (USD)	838,800	1,493
Lukoil, ADR (USD)	255,819	16,782
Magnit (USD)	94,136	25,315
Magnit	364	98
Magnit, GDR (USD)	100,714	6,471
Mail.Ru, GDR (USD)	388,238	14,318
MD Medical Group Investments, GDR (USD)	355,000	4,260
MMC Norilsk Nickel, ADR (USD)	380,619	5,763
Mobile Telesystems (USD)	267,650	2,816
Mobile Telesystems, ADR (USD)	340,100	7,754
Mostotrest (USD)	1,252,328	5,285
Novatek, GDR (USD)	181,250	25,466
Polymetal International (GBP)	310,149	2,981
Sberbank of Russia, ADR (USD)	3,934,221	50,240
Sberbank of Russia, GDR (USD) (2)	95,689	1,222
Yandex (USD) (1)	254,800	9,392
Total Russia (Cost $160,865)		245,172

TURKEY 20.3%

Common Stocks 20.3%

BIM Birlesik Magazalar	481,698	10,111
Bizim Toptan Satis Magazalari	421,674	5,070
Coca-Cola Icecek	221,163	6,343

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Europe Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance On May 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2013, approximately 96% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Depository Receipts The fund may invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs), and other depository receipts, which are certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. Depository receipts are transferable, trade on established markets, and entitle the holder to all dividends paid by the underlying foreign security. Issuing banks generally charge a security administration fee.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $66,581,000 and $137,730,000 respectively, for the year ended October 31, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended October 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the year ended October 31, 2013 were characterized for tax purposes as $3,095,000 of ordinary income. There were no distributions in the year ended October 31, 2012. At October 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. During the year ended October 31, 2013, the fund utilized $26,605,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of October 31, 2013, expire as follows: $189,094,000 in fiscal 2017, and $7,949,000 in fiscal 2018.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2013, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2013, expenses incurred pursuant to these service agreements were $116,000 for Price Associates; $542,000 for T. Rowe Price Services, Inc.; and $27,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2013, the fund was allocated $11,000 of Spectrum Funds’ expenses, of which $7,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Less than $1,000 of redemption fees were received from the Spectrum Funds during the period. At October 31, 2013, approximately 3% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Emerging Europe Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Emerging Europe Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 13, 2013

Tax Information (Unaudited) for the Tax Year Ended 10/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $8,180,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $68,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $8,180,000 and foreign taxes paid of $1,286,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[157]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
1991	Bank North America (2004 to present); Director, Under Armour
[157]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, hotel and leisure company; Senior Advisor, Kohlberg,
Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009);
Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[157]	and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives (2004 to 2010)
2013
[157]

Theo C. Rodgers	Founder and President, A&R Development Corporation (1977 to
(1941)	present) and A&R Management, Inc. (1984 to present)
2005
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC
2012	(2011 to present); Member, National Academy of Education (2010
[157]	to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008 and
2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[157]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chairman
of the Board, Chief Executive Officer, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[105]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Director and President–International Equity,
President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Malik S. Asif (1981)	Employee, T. Rowe Price; formerly student, The
Vice President	University of Chicago Booth School of Business
(to 2012); Investment Consultant–Middle East
and North Africa Investment Team, International
Finance Corporation–The World Bank Group
(to 2010); Equity Research Associate, Keefe,
Bruyette & Woods, Inc. (to 2009)

Hari Balkrishna (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly intern,
T. Rowe Price (to 2010); Analyst, Investment
Banking Division of Financial Institutions
Group, Goldman Sachs, Sydney, Australia
(to 2009)

Sheena L. Barbosa (1983)	Employee, T. Rowe Price; Vice President, Price
Vice President	Hong Kong

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Luis M. Baylac (1982)	Employee, T. Rowe Price
Vice President

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Head
of Global Emerging Markets Research, Pictet
Asset Management Ltd. (to 2011), and Portfolio
Manager of Africa and Middle East portfolios
and other emerging markets strategies, Pictet
Asset Management Ltd. (to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Peter I. Botoucharov (1965)	Vice President, T. Rowe Price International;
Vice President	formerly Director–EMEA Macroeconomic
Research and Strategy (to 2012); Independent
Financial Advisor, Global Source (to 2010)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Associate Director,
HSBC (Hong Kong) (to 2011)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Director, Bank of
America Merrill Lynch and Co-head of credit
and convertibles research team in Hong Kong
(to 2010)

Jonathan Chou (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Executive Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

José Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly intern, Franklin Templeton
Investments (to 2009)

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Cofounder
and Partner, Four Quarter Capital (to 2009)

Jessie Q. Ding (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Luis Fananas (1971)	Vice President, T. Rowe Price International;
Vice President	formerly Equities Research Director, Deutsche
Bank (to 2012)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Tetsuji Inoue (1971)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly
Equity Sales, JP Morgan Chase Securities Ltd.
(to 2012); Equity Specialist Technology, ICAP
PLC (to 2010); Managing Director–Financial
Sector Fund Manager, North Sound Capital LLC
(to 2009)

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Jin W. Jeong (1976)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price International; formerly Research Analyst,
Wellington Management (to 2009)

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009)

Jai Kapadia (1982)	Employee, T. Rowe Price; Vice President, Price
Vice President	Hong Kong; formerly student, MIT Sloan School
of Management (to 2011); Associate Analyst,
Sirios Capital Management (to 2009)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ian D. Kelson (1956)	Director and President–International Fixed
Executive Vice President	Income, T. Rowe Price International; Vice
President, T. Rowe Price and T. Rowe Price
Group, Inc.

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Aden Lau (1982)	Employee, T. Rowe Price; formerly student, The
Vice President	Wharton School, University of Pennsylvania
(to 2012); Private Equity Associate–Financial
Services, Stone Point Capital (to 2010);
Investment Banking Analyst–Financial
Institutions Group, Credit Suisse (to 2009)

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Christopher C. Loop, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ryan Martyn (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Investment
Analyst, VGI Partners (to 2009)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jihong Min (1979)	Employee, T. Rowe Price; Vice President,
Vice President	Price Singapore; formerly Financial Analyst,
Geosphere Capital Management, Singapore
(to 2012); Financial Analyst, Fortress
Investment Group, Hong Kong (to 2009)

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly Vice
President, Moody’s Investors Service (to 2010)

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Craig J. Pennington, CFA (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Global
Energy Analyst, Insight Investment (to 2010)

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Amitabh Shah (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jeneiv Shah, CFA (1980)	Employee, T. Rowe Price; Vice President,
Vice President	T. Rowe Price International; formerly Analyst,
Mirae Asset Global Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Eunbin Song, CFA (1980)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, The University of
Chicago Graduate School of Business (to 2009)

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

John Xie, CFA (1980)	Employee, T. Rowe Price; formerly Senior
Vice President	Associate, The Boston Consulting Group
(to 2010)

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,828,000 and $1,333,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 13, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 13, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 13, 2013